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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07318

                        Pioneer International Value Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2010 through May 31, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



Pioneer International
Value Fund
--------------------------------------------------------------------------------
Semiannual Report | May 31, 2011

Ticker Symbols:
Class A   PIIFX
Class B   PBIFX
Class C   PCITX
Class Y   INVYX



[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2
Portfolio Management Discussion                                                4
Portfolio Summary                                                              9
Prices and Distributions                                                      10
Performance Update                                                            11
Comparing Ongoing Fund Expenses                                               15
Schedule of Investments                                                       17
Financial Statements                                                          27
Notes to Financial Statements                                                 35
Trustees, Officers and Service Providers                                      44


            Pioneer International Value Fund | Semiannual Report | 5/31/11     1

President's Letter

Dear Shareowner,

The U.S. economy is moving forward on a slow path to recovery. We believe the theme for the economy in 2011 may be modest but positive growth. The private sector is showing signs of slow but steady improvement, led by higher capital investment, solid exports, improved consumption, and gradually rising demand for consumer auto loans and commercial loans. At the same time, the risks to a steady recovery remain substantial, including the continued delays in the housing sector's recovery, rising oil prices, and the fiscal drag of U.S. federal and state budget cuts. We are concerned about the long-term risk of inflation in an environment of accommodative Fed policy, continued low nominal and "real" interest rates and rising commodity prices.

The recovery process may occur more slowly than many would like, and will almost certainly be accompanied by short-term market swings. But our investment professionals are finding good opportunities to invest. Through the first quarter of 2011, although bonds remained popular with investors, we believed there was value in the equity market. In both equity and bond markets, we are finding good opportunities to invest using the same disciplined approach we have used at Pioneer since 1928, which is to focus on identifying undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. For instance, bond markets certainly rewarded investors for most of 2010, even though equity valuations seemed quite reasonable and were inexpensive relative to bonds and compared with historic levels -- conditions which represented potentially good value for long-term investors.

Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer International Value Fund | Semiannual Report | 5/31/11

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


            Pioneer International Value Fund | Semiannual Report | 5/31/11     3

Portfolio Management Discussion | 5/31/11

In the follow interview, Marco Pirondini, head of equities, U.S., and portfolio manager at Pioneer in Boston, and Andrea Salvatori, senior vice president, portfolio manager, and a member of Pioneer's international investment team in Dublin, Ireland, review the investment environment in the international markets over the six months ended May 31, 2011, and highlight the factors that affected Pioneer International Value Fund's performance over the six-month period.

Q  How did the Fund perform for the six months ended May 31, 2011?

A Over the six months ended May 31, 2011, the Fund's Class A shares returned 13.79% at net asset value, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index1, returned 15.30%. Over the same six-month period, the average return for the 409 mutual funds in its Lipper's International Large Cap Core category was 14.78%.

   The Fund benefited from a strong rally in international markets for much of a six-month period during which most stocks rose, regardless of quality. The natural disaster in Japan, the anti-government uprisings in some Middle Eastern countries, and renewed concerns about the solvency of several European nations caused investors to shift, however, into a more defensive mindset by period end.

   We think the Fund's underperformance of its benchmark and Lipper peers reflects its overall defensive positioning, which held back Fund returns during the time when international markets were rallying.

Q Could you elaborate on the Fund's positioning during the six months ended May 31, 2011, and how that positioning affected the Fund's performance relative to its peers and benchmark?

A Throughout the six-month period ended May 31, 2011, the Fund's defensive bias was defined by a below-benchmark weighting in European banks and commodity-related stocks. When the Fund's semiannual reporting period began on December 1, 2010, we believed that Europe's sovereign debt crisis, with its dampening impact on the region's financial institutions and global growth, represented a significant risk to the continued recovery in international markets. European financials performed well for much of the six-month reporting period, however, as investors sought out higher-risk or pro-growth cyclical stocks.

   Given our cautious outlook, the Fund also put less emphasis on commodity-related stocks than the MSCI EAFE benchmark and its


4    Pioneer International Value Fund | Semiannual Report | 5/31/11

   Lipper peers. Global demand for commodities, especially in developing countries, contributed to the strong rally. Most notable was increased oil demand and the resulting run-up in oil prices, which produced big profits and a commensurate rise in the stock prices of energy-related companies. The unrest in the Middle East and Northern Africa also contributed to rising prices, as did the natural disaster in Japan and the ensuing nuclear meltdown.

Q What specific holdings or other investment strategies had the greatest effect on the Fund's performance over the six months ended May 31, 2011?

A One of the Fund's best performers during the six-month period was Synthes, a leading global medical device company that specializes in orthopedic devices. In April 2011, the company announced that it was being purchased by Johnson & Johnson. Synthes's stock price rose dramatically after that. Spanish oil and gas company Repsol benefited from the surge in oil prices and a re-rating from what had been a very low valuation.

   Stocks that historically have tended to outperform in the later stages of an economic recovery also performed well for the Fund during the six-month period. French-based Alstom, a global leader in high-speed rail transport and energy infrastructure, rallied off its 2010 lows as operating results for the fiscal year ended March 31, 2011 -- which reflected an increase in orders -- fell in line with expectations, pleasing investors.

   The Fund's investments in Asian financial companies produced mixed results during the six-month period. Thanks to the continued strong performance of Indonesia's economy, two of the Fund's investments in Indonesian banks were strong contributors to performance. Bank Mandiri and Bank Negara both rallied dramatically after the successful closure of capital increases that had temporarily depressed their valuations. Despite attractive valuations and the still decent growth offered by financials in China, however, the Fund's investments in Chinese banks underperformed during the six-month period. Investor concerns about capital adequacy and restrictive regulations were compounded by doubts over the financing of local governments. We believe the Chinese bank stocks held in the Fund's portfolio remain inexpensive and still represent a much better investment choice when compared with their European counterparts.

   Another sizeable Fund position that proved disappointing during the six-month period was HSBC, a global bank that we felt should have outperformed its peers given the strength of its balance sheet and its Pacific-Rim market exposure. Unfortunately, investors penalized the stock for management's conservative approach when earnings results came in at lower-than-expected levels.

            Pioneer International Value Fund | Semiannual Report | 5/31/11     5

Q The European Central Bank (ECB) raised interest rates in April. What is your view about possible future interest rate hikes, and what effect do you think the ECB's policies will have on the eurozone and European stocks?

A The return to economic growth often brings moderate upward pressure on consumer prices. After two years of economic recovery, eurozone inflation recently surpassed the ECB's "comfort zone" of a 2% year-on-year gain. As a result, the ECB raised its key policy rate from 1% to 1.25% in early April 2011. The move was widely seen as an effort to quell "second-round" inflation pressures, such as those triggered by a wage-price spiral in an expanding economy.

   The average eurozone growth rate of 2% in 2010 masks a widening gap between Germany (and other, mostly northern countries) and peripheral members (such as the Mediterranean area and Ireland), which are either experiencing low growth or are unable to regain growth at all. With respect to the peripheral countries, the ECB's move does not look wholly justified in our view, and it will have to be managed cautiously in light of continued concerns about the region's sovereign-debt crisis.

   There are few doubts that Portugal, Greece and Ireland, which have requested aid from the European Union, will find it more difficult to address their budget deficits as the ECB raises interest rates. Borrowing costs will rise accordingly and weigh not only on the countries' debt service, but also on the broader economy. By the end of the six-month period ended May 31, 2011, the European Union had unveiled an aid package for Portugal, but had refrained from providing a second rescue package to Greece, as policy makers debated what form a possible restructuring of Greek government debt might take.

   As of May 31, 2011, the ECB, fearing repercussions on the balance sheets of banks, appeared less eager to raise key interest rates to curb inflation. Interestingly, the euro currency, which had stood at an 18-month high against the U.S. dollar into early April 2011, subsequently weakened against major currencies, including the dollar, given reduced expectations of higher interest rates. We think that bodes well for European stocks, especially for the outperforming euro countries that thrive on exports to the emerging markets.

Q What eventual impact on global markets will Japan's earthquake and tsunami have, in your opinion?

A Assessing the real impact of the earthquake and its aftermath is not easy and will take time. The ensuing disruptions in the supply of raw materials and manufactured goods are mostly temporary, but they are a matter of concern for investors, because they affect the medium-term economic outlook not only of Japan, but also of the Pacific region and beyond. One of the few


6    Pioneer International Value Fund | Semiannual Report | 5/31/11
   near-term certainties, in our view, is the deterioration of Japan's public finances, which are already over-indebted and may worsen due to the loss in output and personal incomes. Also certain is the cost of reconstruction, both in terms of infrastructure and aid. Another concern is the likelihood that Japan's economic activity may suffer due to a slowing global recovery that has lost some momentum.

   The Fund's defensive holdings in the country, including Japan Tobacco, have performed well. Unfortunately, some economically-sensitive Japanese companies held by the Fund, such as Hajime Construction, sold off sharply during the period.

Q  What is your outlook for international equity markets in the coming months?

A The economic recovery thus far has been marked by solid corporate profits and strong growth in the emerging markets. We remain cautious, however, given the myriad of headwinds, which, we think, will create differences in the pace of growth around the globe. Economic growth in the developing markets remains important to a continued recovery. We are concerned about inflation in those countries, however, and about the potential for higher interest rates meant to ease inflation pressure, but that could also choke the recovery there. In Europe, the ECB's mildly restrictive monetary policies are meant to address inflationary pressures and should not hamper overall growth in our opinion, but as we noted earlier, the central bank may be less eager to raise rates if that affects countries trying to address their sovereign-debt issues. Such crosswinds are likely to create increased volatility in the coming months, which reinforces our defensive mindset when it comes to the Fund's portfolio positioning. On the upside, market conditions should present some strategic buying opportunities.

1 The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.


            Pioneer International Value Fund | Semiannual Report | 5/31/11     7

Please refer to the Schedule of Investments on pages 17-26 for a full listing of Fund securities.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer International Value Fund | Semiannual Report | 5/31/11

Portfolio Summary | 5/31/11

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)


[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                     21.5%
Industrials                                    13.2%
Consumer Discretionary                         11.4%
Energy                                          9.6%
Materials                                       9.3%
Consumer Staples                                8.3%
Health Care                                     7.7%
Utilities                                       5.9%
Information Technology                          5.9%
Telecommunication Services                      5.5%
Government                                      1.7%



Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-tem holdings)


[THE FOLLOWING DATA WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

United Kingdom                                 18.8%
Japan                                          18.3%
France                                          5.9%
United States                                   5.5%
Switzerland                                     5.5%
Hong Kong                                       5.4%
Peoples Republic of China                       5.0%
Germany                                         3.3%
Norway                                          3.0%
Singapore                                       2.9%
Indonesia                                       2.7%
Spain                                           2.7%
South Korea                                     2.7%
Australia                                       2.5%
Ireland                                         2.5%
Netherlands                                     2.4%
Brazil                                          1.9%
South Africa                                    1.9%
Sweden                                          1.6%
Luxembourg                                      1.3%
Russia                                          1.0%
Taiwan                                          1.0%
Other (individually less than 1.0%)             2.2%




10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

    1.    Repsol SA                             2.69%
--------------------------------------------------------------------------------
    2.    GlaxoSmithKline Plc                   2.49
--------------------------------------------------------------------------------
    3.    Imperial Tobacco Group Plc            2.35
--------------------------------------------------------------------------------
    4.    HSBC Holding Plc                      2.30
--------------------------------------------------------------------------------
    5.    BP Amoco Plc                          2.22
--------------------------------------------------------------------------------
    6.    National Grid Plc                     2.18
--------------------------------------------------------------------------------
    7.    China Construction Bank, Ltd.         2.14
--------------------------------------------------------------------------------
    8.    Societe Generale SA                   2.14
--------------------------------------------------------------------------------
    9.    Synthes, Inc.                         1.96
--------------------------------------------------------------------------------
   10.    Sekisui Chemical Co., Ltd.            1.95
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


            Pioneer International Value Fund | Semiannual Report | 5/31/11     9

Prices and Distributions | 5/31/11

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                            5/31/11                     11/30/10
--------------------------------------------------------------------------------
       A                               $ 21.07                     $ 18.72
       B                               $ 19.03                     $ 16.82
       C                               $ 18.79                     $ 16.64
       Y                               $ 21.12                     $ 18.80

Distributions per Share: 12/1/10-5/31/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   Net Investment        Short-Term        Long-Term
      Class           Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
       A            $ 0.2162              $ --              $ --
       B            $ 0.0239              $ --              $ --
       C            $ 0.0586              $ --              $ --
       Y            $ 0.3048              $ --              $ --

The MSCI EAFE Index is a commonly used measure of international stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-14.


10    Pioneer International Value Fund | Semiannual Report | 5/31/11

Performance Update | 5/31/11                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index.


 Average Annual Total Returns
 (As of May 31, 2011)
--------------------------------------------------------------------------------
                                      Net Asset       Public Offering
 Period                               Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                              3.55%           2.94%
 5 Years                               0.08           -1.10
 1 Year                               27.48           20.15
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                      Gross           Net
                                       1.76%           1.45%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment
                          Pioneer
                        International           MSCI EAFE
                          Value Fund              Index
                          ----------              -----
5/01                          9425                 10000
                              8664                  9040
5/03                          7273                  7928
                              9067                 10518
5/05                         10159                 12055
                             13299                 15460
5/07                         16689                 19610
                             16155                 19113
5/09                         10339                 12116
                             10477                 12918
5/11                         13356                 16845


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 4/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


           Pioneer International Value Fund | Semiannual Report | 5/31/11     11

Performance Update | 5/31/11                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.


 Average Annual Total Returns
 (As of May 31, 2011)
--------------------------------------------------------------------------------
                                          If             If
 Period                                   Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                   2.52%           2.52%
 5 Years                                   -0.80           -0.80
 1 Year                                    26.36           22.36
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                          Gross           Net
                                             2.88%           2.35%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer
                        International           MSCI EAFE
                          Value Fund              Index
                          ----------              -----
5/01                         10000                 10000
                              9100                  9040
5/03                          7549                  7928
                              9281                 10518
5/05                         10296                 12055
                             13358                 15460
5/07                         16615                 19610
                             15943                 19113
5/09                         10112                 12116
                             10153                 12918
5/11                         12829                 16845

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 4/1/12 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer International Value Fund | Semiannual Report | 5/31/11

Performance Update | 5/31/11                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.


 Average Annual Total Returns
 (As of May 31, 2011)
--------------------------------------------------------------------------------
                                           If             If
 Period                                    Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                    2.52%           2.52%
 5 Years                                    -0.76           -0.76
 1 Year                                     26.36           26.36
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                           Gross          Net
                                             2.58%           2.35%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                          Pioneer
                        International           MSCI EAFE
                          Value Fund              Index
                          ----------              -----
5/01                         10000                 10000
                              9058                  9040
5/03                          7520                  7928
                              9234                 10518
5/05                         10264                 12055
                             13327                 15460
5/07                         16612                 19610
                             15953                 19113
5/09                         10109                 12116
                             10150                 12918
5/11                         12825                 16845

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 4/1/12 for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


           Pioneer International Value Fund | Semiannual Report | 5/31/11     13

Performance Update | 5/31/11                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer International Value Fund, compared to that of the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index.


 Average Annual Total Returns
 (As of May 31, 2011)
--------------------------------------------------------------------------------
                                           If             If
 Period                                    Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                   3.23%           3.23%
 5 Years                                   -0.52           -0.52
 1 Year                                    28.12           28.12
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2011)
--------------------------------------------------------------------------------
                                           Gross          Net
                                             1.01%           1.01%
--------------------------------------------------------------------------------


[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                          Pioneer
                        International           MSCI EAFE
                          Value Fund              Index
                          ----------              -----
5/01                      5000000                5000000
                          4595469                4520133
5/03                      3857605                3964017
                          4809061                5258805
5/05                      5388350                6027699
                          7054321                7730113
5/07                      8777860                9804951
                          8354362                9556705
5/09                      5273709                6058168
                          5364440                6458806
5/11                      6872860                8422740


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares were first publicly offered on April 16, 2009. Performance shown for periods prior to the inception of Class Y shares reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception would have been higher than the performance shown. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer International Value Fund | Semiannual Report | 5/31/11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on actual returns from December 1, 2010, through May 31, 2011.


--------------------------------------------------------------------------------------------
 Share Class                       A                B                C                Y
--------------------------------------------------------------------------------------------
 Beginning Account Value       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 12/1/10
--------------------------------------------------------------------------------------------
 Ending Account                $ 1,137.90       $ 1,132.90       $ 1,133.80       $ 1,140.80
 Value (after expenses)
 on 5/31/11
--------------------------------------------------------------------------------------------
 Expenses Paid                 $     7.73       $    12.50       $    12.50       $     5.28
 During Period*
--------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 0.99%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


           Pioneer International Value Fund | Semiannual Report | 5/31/11     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer International Value Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2010, through May 31, 2011.


--------------------------------------------------------------------------------------------
 Share Class                       A                B                C                Y
--------------------------------------------------------------------------------------------
 Beginning Account Value       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 12/1/10
--------------------------------------------------------------------------------------------
 Ending Account                $ 1,017.70       $ 1,013.21       $ 1,013.21       $ 1,020.00
 Value (after expenses)
 on 5/31/11
--------------------------------------------------------------------------------------------
 Expenses Paid                 $     7.29       $    11.80       $    11.80       $     4.99
 During Period*
--------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.45%, 2.35%, 2.35% and 0.99%, for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


16    Pioneer International Value Fund | Semiannual Report | 5/31/11

Schedule of Investments | 5/31/11 (unaudited)


-----------------------------------------------------------------------------
 Shares                                                            Value
-----------------------------------------------------------------------------
                 COMMON STOCKS -- 95.4%
                 ENERGY -- 9.4%
                 Integrated Oil & Gas -- 7.1%
     957,656     BP Amoco Plc                                    $  7,388,042
      52,600     Lukoil Holding, Ltd. (A.D.R.)*                     3,382,180
   1,448,000     PetroChina Co., Ltd.                               2,091,013
      65,000     Petroleo Brasileiro SA*                            2,250,950
     260,371     Repsol SA                                          8,880,342
                                                                 ------------
                                                                 $ 23,992,527
-----------------------------------------------------------------------------
                 Oil & Gas Drilling -- 0.5%
      33,700     Ensco Plc                                       $  1,796,884
-----------------------------------------------------------------------------
                 Oil & Gas Exploration & Production -- 1.8%
         832     Inpex Corp.*                                    $  6,026,733
                                                                 ------------
                 Total Energy                                    $ 31,816,144
-----------------------------------------------------------------------------
                 MATERIALS -- 9.1%
                 Construction Materials -- 1.2%
   1,798,000     China Resources Ceme, Ltd.*                     $  1,775,006
     110,000     CRH Plc*                                           2,412,324
                                                                 ------------
                                                                 $  4,187,330
-----------------------------------------------------------------------------
                 Diversified Metals & Mining -- 0.3%
      71,600     Eurasian Natural Resources Corp.                $  1,003,005
-----------------------------------------------------------------------------
                 Fertilizers & Agricultural Chemicals -- 1.5%
      81,610     Yara International ASA*(b)                      $  4,892,010
-----------------------------------------------------------------------------
                 Forest Products -- 0.9%
     157,400     Sino-Forest Corp.*(b)                           $  3,130,617
-----------------------------------------------------------------------------
                 Gold -- 3.1%
     134,843     Anglogold Ashanti, Ltd.                         $  6,200,324
   2,076,500     Centamin Egypt, Ltd.*                              4,384,215
                                                                 ------------
                                                                 $ 10,584,539
-----------------------------------------------------------------------------
                 Specialty Chemicals -- 1.2%
      77,200     Nitto Denko Corp.*                              $  4,047,001
-----------------------------------------------------------------------------
                 Steel -- 0.9%
   1,451,000     Sumitomo Metal Industries, Ltd.*                $  2,978,233
                                                                 ------------
                 Total Materials                                 $ 30,822,735
-----------------------------------------------------------------------------
                 CAPITAL GOODS -- 8.8%
                 Construction & Engineering -- 1.8%
   1,636,000     China Railways Construction Corp.*              $  1,484,144
      43,798     GS Engineering & Construction Corp.*               4,692,043
                                                                 ------------
                                                                 $  6,176,187
-----------------------------------------------------------------------------
                 Electrical Component & Equipment -- 0.4%
     173,763     Fushi Copperweld, Inc.*(b)                      $  1,167,687
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer International Value Fund | Semiannual Report | 5/31/11     17

---------------------------------------------------------------------------
 Shares                                                          Value
---------------------------------------------------------------------------
                Heavy Electrical Equipment -- 3.0%
     74,002     Alstom SA                                      $  4,590,507
    503,000     Mitsubishi Electric Corp.*                        5,679,307
                                                               ------------
                                                               $ 10,269,814
---------------------------------------------------------------------------
                Industrial Conglomerates -- 1.3%
    157,600     Philips Electronics NV                         $  4,373,136
---------------------------------------------------------------------------
                Trading Companies & Distributors -- 2.3%
    556,000     Itochu Corp.*                                  $  5,756,119
  1,151,000     Noble Group, Ltd.                                 1,969,225
                                                               ------------
                                                               $  7,725,344
                                                               ------------
                Total Capital Goods                            $ 29,712,168
---------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES -- 1.4%
                Environmental & Facilities Services -- 1.4%
    535,483     Tomra Systems ASA                              $  4,866,904
                                                               ------------
                Total Commercial Services & Supplies           $  4,866,904
---------------------------------------------------------------------------
                TRANSPORTATION -- 2.6%
                Airlines -- 1.7%
  1,147,962     Ryanair Holdings Plc                           $  5,744,942
---------------------------------------------------------------------------
                Highways & Railtrack -- 0.9%
  5,783,500     GZI Transportation, Ltd.                       $  3,072,726
                                                               ------------
                Total Transportation                           $  8,817,668
---------------------------------------------------------------------------
                AUTOMOBILES & COMPONENTS -- 2.1%
                Auto Parts & Equipment -- 0.1%
     89,000     China XD Plastics Co.*(b)                      $    364,900
---------------------------------------------------------------------------
                Automobile Manufacturers -- 1.4%
     65,500     Daimlerchrysler AG                             $  4,622,426
---------------------------------------------------------------------------
                Tires & Rubber -- 0.6%
     90,300     Bridgestone Corp.*                             $  2,053,340
                                                               ------------
                Total Automobiles & Components                 $  7,040,666
---------------------------------------------------------------------------
                CONSUMER DURABLES & APPAREL -- 6.4%
                Apparel, Accessories & Luxury Goods -- 1.6%
     81,799     Cie Financiere Richemont SA                    $  5,334,210
---------------------------------------------------------------------------
                Homebuilding -- 3.3%
    725,116     Gafisa SA*                                     $  3,997,028
     24,300     Hajime Construction Co., Ltd.*                      629,176
    802,000     Sekisui Chemical Co., Ltd.*                       6,394,443
                                                               ------------
                                                               $ 11,020,647
---------------------------------------------------------------------------
                Household Appliances -- 1.5%
    190,000     Electrolux Ab                                  $  5,165,391
                                                               ------------
                Total Consumer Durables & Apparel              $ 21,520,248
---------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer International Value Fund | Semiannual Report | 5/31/11

-------------------------------------------------------------------------
 Shares                                                        Value
-------------------------------------------------------------------------
                 CONSUMER SERVICES -- 0.4%
                 Casinos & Gaming -- 0.4%
     707,200     MGM China Holdings, Ltd.*                   $  1,394,904
                                                             ------------
                 Total Consumer Services                     $  1,394,904
-------------------------------------------------------------------------
                 MEDIA -- 1.2%
                 Cable & Satellite -- 1.2%
     157,400     SES SA (A.D.R.)                             $  4,236,395
                                                             ------------
                 Total Media                                 $  4,236,395
-------------------------------------------------------------------------
                 RETAILING -- 1.0%
                 Automotive Retail -- 1.0%
      43,000     USS Co., Ltd.*                              $  3,281,439
                                                             ------------
                 Total Retailing                             $  3,281,439
-------------------------------------------------------------------------
                 FOOD & DRUG RETAILING -- 1.7%
                 Food Retail -- 1.7%
     159,300     FamilyMart, Ltd.*                           $  5,705,532
                                                             ------------
                 Total Food & Drug Retailing                 $  5,705,532
-------------------------------------------------------------------------
                 FOOD, BEVERAGE & TOBACCO -- 6.4%
                 Packaged Foods & Meats -- 3.1%
      82,100     Nestle SA                                   $  5,270,136
     160,091     Unilever Plc                                   5,200,356
                                                             ------------
                                                             $ 10,470,492
-------------------------------------------------------------------------
                 Tobacco -- 3.3%
     218,014     Imperial Tobacco Group Plc                  $  7,816,186
         902     Japan Tobacco, Inc.*                           3,490,280
                                                             ------------
                                                             $ 11,306,466
                                                             ------------
                 Total Food, Beverage & Tobacco              $ 21,776,958
-------------------------------------------------------------------------
                 HEALTH CARE EQUIPMENT & SERVICES -- 3.6%
                 Health Care Equipment -- 1.9%
      36,590     Synthes, Inc.*                              $  6,379,476
-------------------------------------------------------------------------
                 Health Care Services -- 1.7%
      78,175     Fresenius Medical Care AG (b)               $  5,670,492
                                                             ------------
                 Total Health Care Equipment & Services      $ 12,049,968
-------------------------------------------------------------------------
                 PHARMACEUTICALS & BIOTECHNOLOGY -- 4.0%
                 Pharmaceuticals -- 4.0%
     380,500     GlaxoSmithKline Plc                         $  8,263,344
      23,406     Roche Holdings AG                              4,117,188
      25,200     Salix Pharmaceuticals, Ltd.*                   1,008,756
                                                             ------------
                                                             $ 13,389,288
                                                             ------------
                 Total Pharmaceuticals & Biotechnology       $ 13,389,288
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer International Value Fund | Semiannual Report | 5/31/11     19

-------------------------------------------------------------------------------
 Shares                                                              Value
-------------------------------------------------------------------------------
                BANKS -- 15.1%
                Diversified Banks -- 15.1%
   297,900      Bangkok Bank Plc                                   $  1,604,065
 4,000,000      Bank Negara Indonesia Persero Tbk PT*                 1,816,381
12,000,000      Bank Pembangunan Daerah Jawa PT                       1,729,765
 7,470,205      China Construction Bank, Ltd.                         7,072,492
   287,238      Development Bank of Singapore, Ltd.                   3,446,424
   730,418      HSBC Holding Plc                                      7,638,590
 6,975,375      Industrial and Commercial Bank of China, Ltd.*        5,853,242
   141,900      Industrial Bank of Korea, Ltd.*                       2,504,823
   423,099      Mitsubishi UFJ Financial Group, Inc.*                 1,959,338
   200,808      National Australia Bank, Ltd.*                        5,680,675
   118,795      Societe Generale SA (b)                               7,074,412
   160,200      Sumitomo Mitsui Financial Group, Inc.*                4,643,683
                                                                   ------------
                                                                   $ 51,023,890
                                                                   ------------
                Total Banks                                        $ 51,023,890
-------------------------------------------------------------------------------
                DIVERSIFIED FINANCIALS -- 2.0%
                Asset Management & Custody Banks -- 1.2%
   909,719      Man Group Plc                                      $  3,853,244
       821      Reinet Investments SCA*                                  15,217
                                                                   ------------
                                                                   $  3,868,461
-------------------------------------------------------------------------------
                Diversified Capital Markets -- 0.8%
    71,820      CS Group                                           $  3,089,060
                                                                   ------------
                Total Diversified Financials                       $  6,957,521
-------------------------------------------------------------------------------
                INSURANCE -- 3.2%
                Life & Health Insurance -- 1.1%
   160,100      T&D Holdings, Inc.*                                $  3,860,334
-------------------------------------------------------------------------------
                Multi-Line Insurance -- 1.3%
   596,460      Aviva Plc                                          $  4,296,729
-------------------------------------------------------------------------------
                Property & Casualty Insurance -- 0.8%
   138,200      QBE Insurance Group, Ltd.                          $  2,610,849
                                                                   ------------
                Total Insurance                                    $ 10,767,912
-------------------------------------------------------------------------------
                REAL ESTATE -- 0.2%
                Real Estate Operating Companies -- 0.2%
    83,000      Gagfah SA                                          $    646,125
                                                                   ------------
                Total Real Estate                                  $    646,125
-------------------------------------------------------------------------------
                SOFTWARE & SERVICES -- 0.6%
                Home Entertainment Software -- 0.6%
   110,300      Capcom Co., Ltd.*                                  $  2,181,986
                                                                   ------------
                Total Software & Services                          $  2,181,986
-------------------------------------------------------------------------------
                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.8%
                Communications Equipment -- 0.3%
   144,100      Nokia Corp. (A.D.R.)*(b)                           $  1,011,582
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer International Value Fund | Semiannual Report | 5/31/11

-------------------------------------------------------------------------------
 Shares                                                              Value
-------------------------------------------------------------------------------
                 Electronic Manufacturing Ring Services -- 1.0%
     454,600     Hon Hai Precision Industry, Ltd. (G.D.R.)*        $  3,258,571
-------------------------------------------------------------------------------
                 Office Electronics -- 0.5%
      35,800     Canon, Inc.*                                      $  1,727,236
                                                                   ------------
                 Total Technology Hardware & Equipment             $  5,997,389
-------------------------------------------------------------------------------
                 SEMICONDUCTORS -- 3.3%
                 Semiconductor Equipment -- 2.8%
     107,400     Applied Materials, Inc.                           $  1,479,972
      94,700     ASM Lithography Holding NV                           3,693,129
     316,100     ASM Pacific Technology, Ltd.                         4,304,672
                                                                   ------------
                                                                   $  9,477,773
-------------------------------------------------------------------------------
                 Semiconductors -- 0.5%
       4,000     Samsung Electronics, Ltd. (144A)*                 $  1,676,166
                                                                   ------------
                 Total Semiconductors                              $ 11,153,939
-------------------------------------------------------------------------------
                 TELECOMMUNICATION SERVICES -- 5.3%
                 Integrated Telecommunication Services -- 1.2%
   1,589,500     Singapore Telecommunications, Ltd.                $  4,135,680
-------------------------------------------------------------------------------
                 Wireless Telecommunication Services -- 4.1%
     504,000     China Mobile, Ltd.                                $  4,601,997
      36,200     Millicom International Cellular SA*(b)               4,134,040
   1,842,821     Vodafone Group Plc                                   5,130,607
                                                                   ------------
                                                                   $ 13,866,644
                                                                   ------------
                 Total Telecommunication Services                  $ 18,002,324
-------------------------------------------------------------------------------
                 UTILITIES -- 5.8%
                 Multi-Utilities -- 3.1%
      85,000     Gaz De France SA                                  $  3,129,679
     701,353     National Grid Plc                                    7,237,036
                                                                   ------------
                                                                   $ 10,366,715
-------------------------------------------------------------------------------
                 Water Utilities -- 2.7%
   5,488,000     Guangdong Investment, Ltd.                        $  2,796,784
   3,710,500     Manila Water Co, Inc.                                1,559,520
     229,685     Suez Environment SA                                  4,839,948
                                                                   ------------
                                                                   $  9,196,252
                                                                   ------------
                 Total Utilities                                   $ 19,562,967
-------------------------------------------------------------------------------
                 TOTAL COMMON STOCKS
                 (Cost $276,143,489)                               $322,725,070
-------------------------------------------------------------------------------
                 RIGHTS/WARRANTS -- 0.0%
                 BANKS -- 0.0%
                 Diversified Banks -- 0.0%
     118,795     Societe Generale Rights EXP: 6/24/11*(b)          $         --
                                                                   ------------
                 Total Banks                                       $         --
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

           Pioneer International Value Fund | Semiannual Report | 5/31/11     21

----------------------------------------------------------------------------------
 Shares                                                                 Value
----------------------------------------------------------------------------------
                          UTILITIES -- 0.0%
                          Water Utilities -- 0.0%
              229,685     Suez Environment-Rights EXP: 6/27/11*       $         --
                                                                      ------------
                          Total Utilities                             $         --
----------------------------------------------------------------------------------
                          TOTAL RIGHTS/WARRANTS
                          (Cost $0)                                   $         --
----------------------------------------------------------------------------------
                          FOREIGN GOVERNMENT BOND -- 1.6%
   INR 44,462,000,000     Indonesia Treasury Bond, 8.25%, 7/15/21     $  5,480,002
----------------------------------------------------------------------------------
                          TOTAL FOREIGN GOVERNMENT BOND
                          (Cost $4,977,214)                           $  5,480,002
----------------------------------------------------------------------------------
                          EXCHANGE TRADED FUND -- 0.6%
               45,400     SPDR Russell/Nomura ETF                     $  1,909,978
----------------------------------------------------------------------------------
                          TOTAL EXCHANGE TRADED FUND
                          (Cost $1,978,852)                           $  1,909,978
----------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
 Principal
Amount($)
---------------------------------------------------------------------------------------
                 TEMPORARY CASH INVESTMENTS -- 6.2%
                 SECURITIES LENDING COLLATERAL -- 6.2% (c)
                 Certificates of Deposit:
     480,984     Bank of Nova Scotia, 0.30%, 6/11/12                       $    480,984
     120,246     Bank of Nova Scotia, 0.28%, 9/29/12                            120,246
     279,572     BBVA Group NY, 0.47%, 8/10/11                                  279,572
     420,861     BBVA Group NY, 1.19%, 7/26/11                                  420,861
     480,984     BNP Paribas Bank NY, 0.13%, 6/15/11                            480,984
      84,172     BNP Paribas Bank NY, 0.27%, 8/5/11                              84,172
     601,230     Canadian Imperial Bank of Commerce NY, 0.23%, 10/3/11          601,230
     480,984     DnB NOR Bank ASA NY, 0.18%, 8/10/11                            480,984
     601,230     DnB NOR Bank ASA NY, 0.24%, 6/7/11                             601,230
     300,606     National Australia Bank NY, 0.29%, 10/19/11                    300,606
     661,471     RaboBank Netherland NV NY, 0.31%, 4/2/12                       661,471
     360,738     Royal Bank of Canada NY, 0.35%, 12/2/11                        360,738
     601,230     Skandinav Enskilda Bank NY, 0.38%, 6/7/11                      601,230
     240,492     SOCGEN NY, 0.28%, 7/11/11                                      240,492
     120,246     SOCGEN NY, 0.26%, 7/14/11                                      120,246
     240,492     SOCGEN NY, 0.37%, 6/10/11                                      240,492
     420,861     Svenska NY, 0.20%, 7/19/11                                     420,861
     601,230     Westpac Banking Corp. NY, 0.35%, 12/6/11                       601,230
                                                                           ------------
                                                                           $  7,097,629
---------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer International Value Fund | Semiannual Report | 5/31/11

--------------------------------------------------------------------------------------
 Principal
Amount($)                                                                  Value
--------------------------------------------------------------------------------------
                 Commercial Paper:
     240,492     American Honda Finance, 0.34%, 1/11/12                   $    240,492
     240,590     American Honda Finance, 1.06%, 6/20/11                        240,590
     220,290     Australia & New Zealand Banking Group, 0.87%, 8/4/11          220,290
     300,610     BBVLON, 0.29%, 6/3/11                                         300,610
     601,134     BCSFUN, 0.25%, 6/24/11                                        601,134
      90,152     BCSFUN, 0.22%, 7/29/11                                         90,152
     601,024     CBAPP, 0.20%, 8/3/11                                          601,024
     610,523     Caterpillar Financial Services Corp., 1.06%, 6/24/11          610,523
     601,230     Federal Home Loan Bank, 0.28%, 6/1/11                         601,230
      60,122     General Electric Capital Corp., 0.39%, 6/6/11                  60,122
      66,197     General Electric Capital Corp., 0.44%, 11/21/11                66,197
     480,827     HSBC, 0.17%, 8/9/11                                           480,827
      90,208     JPMorgan Chase & Co., 1.06%, 6/13/11                           90,208
     541,107     JPMorgan Chase & Co., 0.30%, 5/18/12                          541,107
     300,615     NABPP, 0.25%, 6/1/11                                          300,615
     480,814     NORDNA, 0.27%, 7/18/11                                        480,814
     480,850     PARFIN, 0.25%, 7/11/11                                        480,850
     300,615     Royal Bank of Canada NY, 0.30%, 6/1/12                        300,615
     300,485     SANCPU, 0.39%, 7/11/11                                        300,485
     360,621     SANCPU, 0.73%, 6/17/11                                        360,621
     300,615     SANCPU, 0.68%, 6/1/11                                         300,615
     420,499     SEB, 0.30%, 9/12/11                                           420,499
     300,613     SOCNAM, 0.17%, 6/2/11                                         300,613
     601,230     Toyota Motor Credit Corp., 0.35%, 9/8/11                      601,230
     180,525     Wachovia, 0.46%, 3/1/12                                       180,525
     240,566     Wachovia, 0.41%, 10/15/11                                     240,566
     120,322     Wells Fargo & Co., 0.36%, 1/24/12                             120,322
                                                                          ------------
                                                                          $  9,132,876
--------------------------------------------------------------------------------------
                 Tri-party Repurchase Agreements:
   1,132,510     Barclays Capital Plc, 0.11%, 6/1/11                      $  1,132,510
     601,228     HSBC Bank USA NA, 0.11%, 6/1/11                               601,228
   1,202,457     RBS Securities, Inc., 0.11%, 6/1/11                         1,202,457
                                                                          ------------
                                                                          $  2,936,195
--------------------------------------------------------------------------------------


---------------------------------------------------------------------
 Shares
---------------------------------------------------------------------
                 Money Market Mutual Funds:
  961,967        Dreyfus Preferred Money Market Fund     $    961,967
  961,967        Fidelity Prime Money Market Fund             961,967
                                                         ------------
                                                         $  1,923,934
                                                         ------------
                 Total Securities Lending Collateral     $ 21,090,634
---------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $21,090,634)                      $ 21,090,634
---------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

           Pioneer International Value Fund | Semiannual Report | 5/31/11     23

--------------------------------------------------------------------
 Shares                                                   Value
--------------------------------------------------------------------
            TOTAL INVESTMENT IN SECURITIES -- 103.8%
            (Cost $304,190,189) (a)(d)                  $351,205,684
--------------------------------------------------------------------
            OTHER ASSETS AND LIABILITIES -- (3.8)%      $(12,997,719)
--------------------------------------------------------------------
            TOTAL NET ASSETS -- 100%                    $338,207,965
====================================================================

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At May 31, 2011, the value of these securities amounted to $1,676,162 or 0.5% of total net assets.


(A.D.R.) American Depositary Receipt.


(G.D.R.) Global Depositary Receipt.


*        Non-income producing security.


(a) At May 31, 2011, the net unrealized gain on investments based on cost for federal income tax purposes of $309,008,108 was as follows:


       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $50,324,962
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (8,127,386)
                                                                                   -----------
       Net unrealized gain                                                         $42,197,576
                                                                                   ===========

(b)      At May 31, 2011, the following securities were out on loan:



----------------------------------------------------------------------
    Shares         Description                               Value
----------------------------------------------------------------------
      88,100     China XD Plastics Co.*                    $   361,200
      10,000     Fresenius Medical Care AG                     718,565
     172,000     Fushi Copperweld, Inc.*                     1,155,840
      35,800     Millicom International Cellular SA*         3,983,824
     142,600     Nokia Corp. (A.D.R.)*                       1,001,052
     155,679     Sino-Forest Corp.*                          3,072,444
     117,000     Societe Generale SA                         6,890,166
     117,000     Societe Generale Rights EXP: 6/24/11*              --
      48,000     Yara International ASA*                     2,863,324
----------------------------------------------------------------------
                 Total                                     $20,046,415
======================================================================

(c)      Securities lending collateral is managed by Credit Suisse AG, New York
         Branch.

The accompanying notes are an integral part of these financial statements.

24    Pioneer International Value Fund | Semiannual Report | 5/31/11

(d) Distributions of investments by country of issue, as a percentage of total investment in securities (excluding temporary cash investments), is as follows:

       United Kingdom                              18.8%
       Japan                                       18.3
       France                                       5.9
       United States                                5.5
       Switzerland                                  5.5
       Hong Kong                                    5.4
       People's Republic of China                   5.0
       Germany                                      3.3
       Norway                                       3.0
       Singapore                                    2.9
       Indonesia                                    2.7
       Spain                                        2.7
       South Korea                                  2.7
       Australia                                    2.5
       Ireland                                      2.5
       Netherlands                                  2.4
       Brazil                                       1.9
       South Africa                                 1.9
       Sweden                                       1.6
       Luxembourg                                   1.3
       Russia                                       1.0
       Taiwan                                       1.0
       Other (individually less than 1.0%)          2.2
                                                  -----
                                                  100.0%
                                                  =====

NOTE: Principal amounts are denominated in U.S. Dollars unless otherwise noted:

INR      Indonesian Rupiah

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2011 aggregated $106,924,392 and $115,498,840, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

     Level 1 -- quoted prices in active markets for identical securities
     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
     Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.

           Pioneer International Value Fund | Semiannual Report | 5/31/11     25

The following is a summary of the inputs used as of May 31, 2011, in valuing the Fund's assets:



---------------------------------------------------------------------------------------------
                                   Level 1          Level 2          Level 3      Total
---------------------------------------------------------------------------------------------
 Common Stock                     $19,727,568      $         --         $--      $ 19,727,568
 Common Stock (foreign)                    --       302,997,502          --       302,997,502
 Rights/Warrants                           --                --          --                --
 Foreign Government Bond                   --         5,480,002          --         5,480,002
 Exchange Traded Fund               1,909,978                --          --         1,909,978
 Temporary Cash Investments                --        19,166,700          --        19,166,700
 Money Market Mutual Funds          1,923,934                --          --         1,923,934
---------------------------------------------------------------------------------------------
  Total                           $23,561,480      $327,644,200         $--      $351,205,684
=============================================================================================
 Other Financial Instruments*     $        --      $        424         $--      $        424
=============================================================================================

Other Financial Instruments include foreign exchange contracts

The accompanying notes are an integral part of these financial statements.

26    Pioneer International Value Fund | Semiannual Report | 5/31/11

Statement of Assets and Liabilities | 5/31/11 (unaudited)


ASSETS:
  Investment in securities (including securities loaned of
   $20,046,415) (Cost $304,190,189)                                       $351,205,684
  Cash                                                                      21,162,231
  Receivables --
   Fund shares sold                                                             33,798
   Dividends and foreign taxes withheld                                      2,685,078
   Forward foreign currency settlement contracts, open-net                         424
   Due from Pioneer Investment Management, Inc.                                 33,990
  Other                                                                         37,909
--------------------------------------------------------------------------------------
     Total assets                                                         $375,159,114
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  4,349,701
   Fund shares repurchased                                                      87,908
   Upon return of securities loaned                                         21,090,634
  Foreign currencies, at value (cost $11,338,625)                           11,246,009
  Due to affiliates                                                            100,619
  Accrued expenses                                                              76,278
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 36,951,149
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $460,080,536
  Undistributed net investment income                                        3,188,457
  Accumulated net realized loss on investments and foreign currency
   transactions                                                           (172,190,092)
  Net unrealized gain on investments                                        47,015,495
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    113,569
--------------------------------------------------------------------------------------
     Total net assets                                                     $338,207,965
======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $97,093,155/4,607,030 shares)                         $      21.07
  Class B (based on $8,892,602/467,244 shares)                            $      19.03
  Class C (based on $13,095,849/696,973 shares)                           $      18.79
  Class Y (based on $219,126,359/10,375,799 shares)                       $      21.12
MAXIMUM OFFERING PRICE:
  Class A ($21.07 [divided by] 94.25%)                                    $      22.36
======================================================================================



The accompanying notes are an integral part of these financial statements.

           Pioneer International Value Fund | Semiannual Report | 5/31/11     27

Statement of Operations (unaudited)

For the Six Months Ended 5/31/11



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $466,984)         $5,281,595
  Income from securities loaned, net                                75,372
----------------------------------------------------------------------------------------------
     Total investment income                                                       $ 5,356,967
----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                               $1,405,027
  Transfer agent fees and expenses
   Class A                                                         185,304
   Class B                                                          34,506
   Class C                                                          24,755
   Class Y                                                           1,037
  Distribution fees
   Class A                                                         119,698
   Class B                                                          47,678
   Class C                                                          64,340
  Shareholder communications expense                                72,456
  Administrative reimbursements                                     49,777
  Custodian fees                                                    61,191
  Registration fees                                                 26,697
  Professional fees                                                 41,058
  Printing expense                                                  19,512
  Fees and expenses of nonaffiliated trustees                        5,309
  Miscellaneous                                                     27,145
----------------------------------------------------------------------------------------------
     Total expenses                                                                $ 2,184,490
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                    (169,809)
     Less fees paid indirectly
----------------------------------------------------------------------------------------------
     Net expenses                                                                  $ 2,014,681
----------------------------------------------------------------------------------------------
       Net investment income                                                       $ 3,341,286
----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on:
   Investments                                                  $6,197,115
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 694,356         $ 6,891,471
----------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                  $32,078,447
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                 (22,755)        $32,055,692
----------------------------------------------------------------------------------------------
  Net gain on investments and foreign currency transactions                        $38,947,163
----------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                             $42,288,449
==============================================================================================

The accompanying notes are an integral part of these financial statements.

28    Pioneer International Value Fund | Semiannual Report | 5/31/11

Statements of Changes in Net Assets

For the Six Months Ended 5/31/11 and the Year Ended 11/30/10, respectively

----------------------------------------------------------------------------------------------------
                                                                     Six Months Ended
                                                                         5/31/11        Year Ended
                                                                       (unaudited)       11/30/10
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                $   3,341,286      $  4,291,123
Net realized gain on investments and foreign currency
  transactions                                                           6,891,471        11,806,641
Change in net unrealized gain (loss) on investments and foreign
  currency transactions                                                 32,055,692       (22,929,854)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                      $  42,288,449      $ (6,832,090)
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.22 and $0.07 per share, respectively)                 $  (1,023,788)     $   (381,148)
   Class B ($0.02 and $0.00 per share, respectively)                       (13,411)               --
   Class C ($0.06 and $0.00 per share, respectively)                       (41,952)               --
   Class Y ($0.30 and $0.13 per share, respectively)                    (3,168,233)       (1,343,901)
----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $  (4,247,384)     $ (1,725,049)
----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $  10,262,539      $ 22,753,520
Reinvestment of distributions                                            1,034,426           361,274
Cost of shares repurchased                                             (17,338,012)      (39,120,535)
----------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund share
     transactions                                                    $  (6,041,047)     $(16,005,741)
----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                             $  32,000,018      $(24,562,880)
NET ASSETS:
Beginning of period                                                    306,207,947       330,770,827
----------------------------------------------------------------------------------------------------
End of period                                                        $ 338,207,965      $306,207,947
----------------------------------------------------------------------------------------------------
Undistributed net investment income                                  $   3,188,457      $  4,094,555
====================================================================================================

The accompanying notes are an integral part of these financial statements.

           Pioneer International Value Fund | Semiannual Report | 5/31/11     29

----------------------------------------------------------------------------------------------------
                                    '11 Shares      '11 Amount          '10 Shares         '10 Amount
                                    (unaudited)     (unaudited)
----------------------------------------------------------------------------------------------------
Class A
Shares sold                           309,325      $ 6,319,053              587,708     $ 11,103,567
Reinvestment of distributions          48,984          964,009               18,283          352,102
Less shares repurchased              (513,553)     (10,473,308)          (1,389,154)     (25,387,432)
----------------------------------------------------------------------------------------------------
   Net decrease                      (155,244)     $(3,190,246)            (783,163)    $(13,931,763)
====================================================================================================
Class B
Shares sold                            18,363      $   341,610               23,626     $    424,361
Reinvestment of distributions             720           12,848                   --               --
Less shares repurchased              (133,957)      (2,466,129)            (281,326)      (4,746,733)
----------------------------------------------------------------------------------------------------
   Net decrease                      (114,874)     $(2,111,671)            (257,700)    $ (4,322,372)
====================================================================================================
Class C
Shares sold                            66,609      $ 1,214,929              154,881     $  2,613,022
Reinvestment of distributions           2,226           39,190                   --               --
Less shares repurchased              (100,747)      (1,832,212)            (292,560)      (4,769,718)
----------------------------------------------------------------------------------------------------
   Net decrease                       (31,912)     $  (578,093)            (137,679)    $ (2,156,696)
====================================================================================================
Class Y
Shares sold                           118,155      $ 2,386,947              454,528     $  8,612,672
Reinvestment of distributions             934           18,379                  471            9,070
Less shares repurchased              (124,205)      (2,566,363)            (225,287)      (4,216,652)
----------------------------------------------------------------------------------------------------
   Net increase (decrease)             (5,116)     $  (161,037)             229,712     $  4,405,090
====================================================================================================

The accompanying notes are an integral part of these financial statements.

30    Pioneer International Value Fund | Semiannual Report | 5/31/11

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended
                                                       5/31/11       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                       (unaudited)   11/30/10     11/30/09     11/30/08     11/30/07     11/30/06
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                    $  18.72       $ 19.16     $  14.15     $ 28.12     $  23.98     $  19.08
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                  $   0.19       $  0.24     $   0.14     $  0.27     $   0.22     $   0.12
 Net realized and unrealized gain (loss) on
  investments and foreign
  currency transactions                                     2.38         (0.61)        5.01      (14.05)        4.02         4.84
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations    $   2.57       $ (0.37)    $   5.15     $(13.78)    $   4.24     $   4.96
Distributions to shareowners:
 Net investment income                                     (0.22)        (0.07)       (0.14)      (0.19)       (0.10)       (0.06)
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                          $     --       $    --     $     --     $    --     $     --     $   0.00(a)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value              $   2.35       $ (0.44)    $   5.01     $(13.97)    $   4.14     $   4.90
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $  21.07       $ 18.72     $  19.16     $ 14.15     $  28.12     $  23.98
====================================================================================================================================
Total return*                                              13.79%        (1.94)%      36.72%     (49.33)%      17.73%       26.07%
Ratio of net expenses to average net assets+                1.45%**       1.45%        1.52%       1.71%        1.68%        1.71%
Ratio of net investment income to average net assets+       1.78%**       1.18%        0.97%       1.07%        0.76%        0.52%
Portfolio turnover rate                                       66%**         66%          54%        135%          81%          98%
Net assets, end of period (in thousands)                $ 97,093       $89,145     $106,263     $53,725     $133,264     $142,645
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               1.73%**       1.76%        2.10%       1.90%        1.68%        1.79%
 Net investment income                                      1.49%**       0.86%        0.39%       0.88%        0.76%        0.44%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for fees
 paid indirectly:
 Net expenses                                               1.45%**       1.45%        1.52%       1.70%        1.66%        1.70%
 Net investment income                                      1.78%**       1.18%        0.97%       1.08%        0.78%        0.53%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.

The accompanying notes are an integral part of these financial statements.

           Pioneer International Value Fund | Semiannual Report | 5/31/11     31

------------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended
                                                      5/31/11       Year Ended   Year Ended    Year Ended   Year Ended   Year Ended
                                                      (unaudited)   11/30/10     11/30/09      11/30/08     11/30/07     11/30/06
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                   $   16.82      $ 17.31     $  12.77     $  25.50      $ 21.86     $  17.49
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                          $    0.12      $  0.09     $  (0.05)#   $   0.09      $ (0.02)    $  (0.07)
 Net realized and unrealized gain (loss) on
  investments and foreign
  currency transactions                                     2.11        (0.58)        4.59       (12.76)        3.66         4.44
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations   $    2.23      $ (0.49)    $   4.54     $ (12.67)     $  3.64     $   4.37
Distributions to shareowners:
 Net investment income                                     (0.02)          --           --        (0.06)          --           --
------------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                         $      --      $    --     $     --     $     --      $    --    $    0.00(a)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $    2.21      $ (0.49)    $   4.54     $ (12.73)     $  3.64    $    4.37
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   19.03      $ 16.82     $  17.31     $  12.77      $ 25.50    $   21.86
====================================================================================================================================
Total return*                                              13.29%       (2.83)%      35.55%      (49.80)%      16.65%       24.99%
Ratio of net expenses to average net assets+                2.35%**      2.35%        2.40%        2.61%        2.55%        2.62%
Ratio of net investment income (loss) to average
 net assets+                                                0.76%**      0.26%       (0.06)%       0.14%       (0.12)%      (0.41)%
Portfolio turnover rate                                       66%**        66%          54%         135%          81%          98%
Net assets, end of period (in thousands)               $   8,893      $ 9,790     $ 14,538     $  5,978      $18,562    $  15,282
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                               2.86%**      2.88%        3.05%        2.76%        2.55%        2.76%
 Net investment loss                                        0.25%**     (0.27)%      (0.71)%      (0.01)%      (0.12)%      (0.55)%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for fees
 paid indirectly:
 Net expenses                                               2.35%**      2.35%        2.40%        2.60%        2.52%        2.60%
 Net investment income (loss)                               0.76%**      0.26%       (0.06)%       0.15%       (0.09)%      (0.39)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

32    Pioneer International Value Fund | Semiannual Report | 5/31/11

----------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended
                                                     5/31/11       Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                     (unaudited)   11/30/10     11/30/09     11/30/08     11/30/07     11/30/06
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                  $  16.64      $ 17.12     $  12.64     $  25.28     $  21.64     $  17.30
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                         $   0.09      $  0.06     $  (0.05)#   $   0.08     $  (0.01)    $  (0.06)
 Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                               $   2.12      $ (0.54)    $   4.53     $ (12.62)        3.65         4.40
----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations  $   2.21      $ (0.48)    $   4.48     $ (12.54)    $   3.64     $   4.34
Distributions to shareowners:
 Net investment income                                   (0.06)          --           --        (0.10)          --           --
----------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                        $     --      $    --     $     --     $     --     $     --     $   0.00(a)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $   2.15      $ (0.48)    $   4.48     $ (12.64)    $   3.64     $   4.34
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $  18.79      $ 16.64     $  17.12     $  12.64     $  25.28     $  21.64
==================================================================================================================================
Total return*                                            13.30%       (2.80)%      35.44%      (49.79)%      16.82%       25.09%
Ratio of net expenses to average net assets+              2.35%**      2.35%        2.40%        2.57%        2.45%        2.54%
Ratio of net investment income (loss) to
 average net assets+                                      0.88%**      0.26%       (0.04)%       0.22%        0.00%(b)    (0.35)%
Portfolio turnover rate                                     66%**        66%          54%         135%          81%          98%
Net assets, end of period (in thousands)              $ 13,096      $12,126     $ 14,839     $  5,384     $ 16,486     $ 11,030
Ratios with no waiver of fees and assumption of
 expenses by the Adviser and no reduction for fees
 paid indirectly:
 Net expenses                                             2.47%**      2.58%        2.74%        2.57%        2.45%        2.54%
 Net investment income (loss)                             0.75%**      0.02%       (0.38)%       0.22%        0.00%(b)    (0.35)%
Ratios with waiver of fees and assumption of
 expenses by the Adviser and reduction for fees
 paid indirectly:
 Net expenses                                             2.35%**      2.35%        2.40%        2.56%        2.44%        2.54%
 Net investment income (loss)                             0.88%**      0.26%       (0.04)%       0.23%        0.01%       (0.33)%
==================================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**  Annualized.
+   Ratios with no reduction for fees paid indirectly.
(a) Amount rounds to less than one cent per share.
(b) Amount rounds to less than 0.01%.
# The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of these financial statements.

           Pioneer International Value Fund | Semiannual Report | 5/31/11     33

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Six Months
                                                                   Ended                                        4/16/09 (a)
                                                                   5/31/11                Year Ended            to
                                                                   (unaudited)            11/30/10              11/30/09
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                $  18.80               $  19.22              $  14.11
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income                                             $   0.23               $   0.30              $   0.10
  Net realized and unrealized gain (loss) on
   investments and foreign currency transactions                        2.39                  (0.59)                 5.01
------------------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment
     operations                                                     $   2.62               $  (0.29)             $   5.11
Distributions to shareowners:
  Net investment income                                             $  (0.30)              $  (0.13)             $     --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                          $   2.32               $  (0.42)             $   5.11
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $  21.12               $  18.80              $  19.22
====================================================================================================================================
Total return*                                                          14.08%                 (1.51)%               36.22%(b)
Ratio of net expenses to average net assets+                            0.99%**                1.01%                 1.01%**
Ratio of net investment income to average net
  assets+                                                               2.26%**                1.63%                 1.10%**
Portfolio turnover rate                                                   66%**                  66%                   54%(b)
Net assets, end of period (in thousands)                            $219,126               $195,147              $195,132
Ratios with no waiver of fees and assumption of expenses by
  the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                          0.99%**                1.01%                 1.01%**
  Net investment income                                                 2.26%**                1.63%                 1.10%**
Ratios with waiver of fees and assumption of expenses by
  the Adviser and reduction for fees paid indirectly:
  Net expenses                                                          0.99%**                1.01%                 1.01%**
  Net investment income                                                 2.26%**                1.63%                 1.10%**
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+   Ratios with no reduction for fees paid indirectly.
(a) Class Y shares were first publicly offered on April 16, 2009.
(b) Not annualized.
**  Annualized.

The accompanying notes are an integral part of these financial statements.

34    Pioneer International Value Fund | Semiannual Report | 5/31/11

Notes to Financial Statements | 5/31/11 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer International Value Fund (the Fund) is the sole portfolio comprising Pioneer Series Trust VIII, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is long-term growth of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class R shares were first publicly offered on April 1, 2003 and ceased operations on February 1, 2007. Class Y shares were first publicly offered on April 16, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. The Fund may invest a substantial amount of its assets in issuers located in a limited number of countries and therefore is susceptible to adverse economic, political or regulatory developments affecting those countries. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those


           Pioneer International Value Fund | Semiannual Report | 5/31/11     35
industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued using the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

   The Fund invests primarily in securities of non-U.S. issuers. The principal exchanges and markets for such securities have closing times prior to the close of the NYSE. However, the value of these securities may be influenced by changes in global markets occurring after the closing times of the local exchanges and markets up to the time the Fund determines its net asset value. Consequently, the Board of Trustees of the Fund has determined that daily adjustments to the valuation of securities of non-U.S. issuers by utilizing an independent pricing service that supplies an appropriate fair value factor is appropriate for the Fund.

   The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices.

   At May 31, 2011, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by


36    Pioneer International Value Fund | Semiannual Report | 5/31/11
   independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).


           Pioneer International Value Fund | Semiannual Report | 5/31/11     37

D. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

   In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the six months ended May 31, 2011, the Fund paid no such taxes.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The tax character of current year distributions will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2010 was as follows:



--------------------------------------------------------------------------------
                                                                            2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                                    $1,725,049
--------------------------------------------------------------------------------
      Total                                                           $1,725,049
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at November 30, 2010:



--------------------------------------------------------------------------------
                                                                            2010
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                  $   4,246,363
   Capital loss carryforward                                       (173,861,561)
   Post-October loss deferred                                          (402,083)
   Unrealized appreciation                                           10,103,645
--------------------------------------------------------------------------------
      Total                                                       $(159,913,636)
================================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the mark-to-market of foreign currency contracts.

38    Pioneer International Value Fund | Semiannual Report | 5/31/11

E. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $9,448 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2011.


F. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.


G. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. If the required market value of the collateral is less than the value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the


           Pioneer International Value Fund | Semiannual Report | 5/31/11     39
   lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


H. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $500 million and 0.75% of the excess over $500 million. For the six months ended May 31, 2011, the effective management fee (excluding waivers and/or assumptions of expenses) was equivalent to 0.85% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.45%, 2.35% and 2.35%, of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. Expenses waived during the six months ended May 31, 2011 are reflected on the Statements of Operations. Class Y shares do not have an expense limitation. These expense limitations are in effect through April 1, 2012 for Class A, Class B and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $33,240 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2011.


3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.


40    Pioneer International Value Fund | Semiannual Report | 5/31/11

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2011, such out-of-pocket expenses by class of shares were as follows:



--------------------------------------------------------------------------------
 Shareholder Communications:
--------------------------------------------------------------------------------
 Class A                                                                $54,192
 Class B                                                                  7,369
 Class C                                                                  6,542
 Class Y                                                                  4,353
--------------------------------------------------------------------------------
    Total                                                               $72,456
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $62,378 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2011.


4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $5,001 in distribution fees payable to PFD at May 31, 2011.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2011, CDSCs in the amount of $4,652 were paid to PFD.


           Pioneer International Value Fund | Semiannual Report | 5/31/11     41

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended May 31, 2011, the Fund's expenses were not reduced under such arrangements.


6. Forward Foreign Currency Contracts

At May 31, 2011, the Fund had entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended May 31, 2011 was $22,099,377. At May 31, 2011, the Fund's gross forward currency settlement contracts receivable and payable were $16,003,010 and $16,002,586, respectively, resulting in a net receivable of $424. Open portfolio hedges at May 31, 2011 were as follows:



---------------------------------------------------------------------------------------------------------
                   Net                                                                         Net
                   Contracts to        In Exchange         Settlement                          Unrealized
 Currency          deliver             For USD             Date             Value              Gain
---------------------------------------------------------------------------------------------------------
 JPY               (950,000,000)      $ (11,650,209)       9/30/11           $ (11,650,209)     $--
 (Japanese Yen)
---------------------------------------------------------------------------------------------------------
  Total                                                                                         $--
=========================================================================================================

7. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2011, the Fund had no borrowings under this agreement.


42    Pioneer International Value Fund | Semiannual Report | 5/31/11

8. Additional Disclosures about Derivative Instruments and Hedging Activities

Values of derivative instruments as of May 31, 2011 were as follows:



-------------------------------------------------------------------------------------------
                                                                  Liabilities Derivatives
                                   Asset Derivatives 2011                  2011
                                -----------------------------   ---------------------------
                                Balance Sheet                   Balance Sheet
 Derivatives                    Location              Value     Location             Value
-------------------------------------------------------------------------------------------
 Foreign Exchange Contracts     Receivables*          $ 424     Payables*             $--
-------------------------------------------------------------------------------------------
    Total                                             $ 424                           $--
-------------------------------------------------------------------------------------------

* Foreign exchange contracts are shown as a net receivable on the Statement of Assets and Liabilities.


The effect of derivative instruments on the Statement of Operations for the six months ended May 31, 2011 was as follows:

-------------------------------------------------------------------------------------------
                                                                              Change in
                                                              Realized        Unrealized
                                                              Gain on         Gain or (Loss)
                      Location of Gain or (Loss)              Derivatives     on Derivatives
                      On Derivatives Recognized               Recognized      Recognized
 Derivatives          in Income                               in Income       in Income
-------------------------------------------------------------------------------------------
 Foreign Exchange     Net realized gain on forward            $ 694,356
  Contracts           foreign currency contracts and
                      other assets and liabilities
                      denominated in foreign currencies
 Foreign Exchange     Change in unrealized gain (loss) on                     $(22,755)
  Contracts           forward foreign currency contracts
                      and other assets and liabilities
                      denominated in foreign currencies

9. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


           Pioneer International Value Fund | Semiannual Report | 5/31/11     43

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret
Stephen K. West

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer
Christopher J. Kelley, Secretary

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


44    Pioneer International Value Fund | Semiannual Report | 5/31/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com





This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer International Value Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date July 29, 2011


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 29, 2011


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date July 29, 2011

* Print the name and title of each signing officer under his or her signature.